UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.         )

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COOL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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COOL HOLDINGS, INC.

48 NW 25th Street, Suite 108

Miami, Florida 33127

(786) 675-5246

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held December 14, 2018

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Cool Holdings, Inc. to be held on Friday, December 14, 2017, at 4:00 p.m. (Pacific Time) at the company’s principal executive offices located at 48 NW 25th Street, Suite 108, Miami, Florida 33127, for the following purposes:

1.	To elect five directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;
2.	To approve an amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 775,000 shares;
3.	To ratify the selection of MNP LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018; and
4.	To consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The complete text of these proposals and the Board of Directors’ recommendations regarding their adoption are contained in the accompanying proxy statement and you are urged to carefully study them.

Only the stockholders of record as shown on our transfer books at the close of business on November 19, 2018, are entitled to notice of, and to vote at, the Annual Meeting, or any adjournment or postponement thereof.  Our Annual Report to Stockholders (which includes our annual report on Form 10-K for the fiscal year ended December 31, 2017), is being mailed to stockholders with this proxy statement and an accompanying proxy card. The Annual Report is not part of the proxy soliciting material. We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about November 23, 2018, to all stockholders of record entitled to vote at the meeting.

All stockholders, regardless of whether they expect to attend the meeting in person, are requested to complete, date, sign and return promptly the enclosed form of proxy card in the accompanying envelope (which requires no postage if mailed in the United States). The person executing the proxy card may revoke it by filing with our Corporate Secretary an instrument of revocation or a duly executed proxy bearing a later date, or by electing to vote in person at the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must request and obtain a valid proxy issued in your name from that record holder.

For the reasons stated in the proxy materials, the Board of Directors recommends that you vote “FOR” the proposals listed above and described in this proxy statement.  Your vote is important no matter how many shares you own. To be sure that your shares will be voted at the Annual Meeting, please sign, date and return the enclosed proxy card. This will not prevent you from attending and voting (with proper identification) your shares in person. Prompt return of your proxy card will reduce Cool Holdings’ expenses.

By Order of the Board of Directors
/s/ Mauricio Diaz
November 23, 2018 Miami, Florida	Mauricio Diaz Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders

To be held on December 14, 2018

This proxy statement and the Annual Report are available at http://www.coolholdings.com/corp/financial-information

All stockholders are cordially invited to attend the Annual Meeting in person. Regardless of whether you plan to attend the meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for that purpose. You may still vote in person if you attend the meeting, even if you have given your proxy. Please note, however, that if a broker, bank or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from the record holder a valid proxy issued in your name.

COOL HOLDINGS, INC.

48 NW 25th Street, Suite 108

Miami, Florida 33127

(786) 675-5246

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To be held December 14, 2018

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving this proxy material?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Cool Holdings, Inc., a Maryland corporation, is soliciting your proxy to vote at its 2018 Annual Meeting of Stockholders. You are invited to attend the Annual Meeting and to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement, the Annual Report and the accompanying proxy card on or about November 23, 2018, to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on November 19, 2018, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. At the close of business on the record date, there were approximately 7,792,918 shares of common stock outstanding and entitled to vote.

Who is a stockholder of record?

If, at the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

If, at the close of business on the record date, your shares were held, not in your name, but rather in an account at or otherwise by a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and proxy material is being forwarded to you by that entity. The entity holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you may direct your broker, bank or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting (with appropriate identification). However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy issued in your name from your broker, bank or other agent.

What am I voting on?

You are being asked to vote on the following three proposals:

•	Election of five directors nominated by the Board of Directors, each to serve until the next annual meeting of stockholders or until a successor is elected and qualified;
•	Approval of the amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 775,000 shares; and
•	Ratification of the selection of MNP LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

How do I vote?

Following the instructions included on your proxy card, you are urged to mark the boxes on the proxy card to indicate how to vote your shares. For the election of directors, you may either vote “For,” or “Against” any nominee or “Withhold” your vote for any nominee you specify. For the other two matters, you may vote “For,” “Against” or “Abstain” from voting.  If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Cool Holdings Board’s recommendations, as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, or you have stock certificates registered in your name, you may vote as follows:

•

Voting by Telephone. You may vote by calling the toll-free telephone number and following the instructions printed on your proxy card. The deadline for voting by telephone is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote by telephone, you do not need to return your proxy card.

•

Voting on the Internet. You may vote on the Internet by accessing the website www.proxyvote.com and following the instructions printed on your proxy card. The deadline for voting on the Internet is 11:59 p.m. Eastern Time on the day preceding the Annual Meeting. If you vote on the Internet, you do not need to return your proxy card.

•

Voting by Proxy Card. You may vote by completing, signing and returning your proxy card by mail. To vote in this manner, please mark, date and sign the enclosed proxy card and return it by mail in the accompanying postage-prepaid envelope. You should mail your signed proxy card as promptly as practicable so that your shares will be voted at the Annual Meeting.

•

Voting in Person. Even if you have voted by one of the methods described above, you may still attend and vote your shares in person at the Annual Meeting, if you are the record owner of those shares. If you do attend and vote your shares in person at the Annual Meeting after having voted by any of the methods described above, only your last vote will be counted. However, attendance at the Annual Meeting alone will not result in a revocation of any previously submitted proxy cards.

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent (that is, in “street name”), you will receive proxy materials and voting instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Telephone and Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.

If you hold shares in street name and do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under applicable regulations on which your broker, bank or other agent may vote shares held in street name in the absence of your voting instructions, and typically include the ratification of the independent registered public accounting firm. However, brokers are not permitted to vote on the election of directors without instructions from their clients.

The nominees for director receiving a plurality of the votes cast by the holders of common stock at a meeting at which a quorum is present will be elected. Broker non-votes and abstentions will have no effect on this matter since they are not counted as votes cast at the meeting for the election of directors by plurality vote. Therefore, if you do not give instructions to your broker, bank or other agent to vote on the election of directors, the shares will be treated as broker non-votes and will not be counted as votes cast at the meeting, but will still be counted for determining a quorum.

Approval of the amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan (the “2015 Equity Incentive Plan”) will require the affirmative vote of a majority of outstanding shares represented at a meeting and entitled to vote on the proposal, at which a quorum is present. Brokers do not have discretionary authority to vote on the amendment to the 2015 Equity Incentive Plan, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal and will not be counted as votes cast at the meeting, but will still be counted for determining a quorum. If you "abstain" from voting, it will have the same effect as an "Against" vote.

Approval of the ratification of the appointment of MNP LLP will require the affirmative vote of a majority of outstanding shares represented at a meeting and entitled to vote on the proposal, at which a quorum is present.  The ratification of MNP LLP is considered a “discretionary item” and therefore your broker, bank or other agent will be allowed to vote shares held in street name in the absence of your voting instructions.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on November 19, 2018, the record date for the Annual Meeting.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as recommended by our Board of Directors. The Board of Directors recommends a vote in favor of all five nominees for director, in favor of the amendment to the 2015 Equity Incentive Plan and in favor of the ratification of MNP LLP as our independent registered public accounting firm.  If any other matter is properly presented at the Annual Meeting, one of the individuals named pursuant to your proxy card as your proxy will vote your shares using his best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to this mailed proxy material, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes, you can revoke your proxy before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy with a later date;
•	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 4445 Eastgate Mall, Suite 200, San Diego, CA 92121; or
•	You may attend the Annual Meeting and vote in person (however, simply attending the meeting will not, by itself, revoke your proxy).

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by them.

What is the quorum requirement?

A quorum of stockholders is necessary to transact business at the Annual Meeting. A quorum will be present if at least a majority of the shares entitled to vote are represented by stockholders at the Annual Meeting in person or by proxy. Your shares will count towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the meeting. In the election of directors, a decision to withhold authority to vote will be counted for purposes of determining whether there is a quorum. Abstentions and broker non-votes also will be counted in determining the presence of a quorum.

At the close of business on the record date, there were approximately 7,792,918 shares outstanding and entitled to vote. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How many votes are needed to approve each proposal?

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Election of directors. The minimum voting requirement to elect directors is a plurality of the votes cast at the Annual Meeting (in person or by proxy). Therefore, each of the five nominees receiving the most votes will be elected. Cumulative voting is not permitted in the election of directors. Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal and will not be counted as votes cast at the meeting.

•

Approval of the amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan. The minimum voting requirement to approve the amendment to the 2015 Equity Incentive Plan is a plurality of the votes cast at the Annual Meeting (in person or by proxy). Brokers, banks or other agents do not have discretionary authority to vote on the election of directors, so if you do not instruct your broker, bank or agent to vote the shares, such shares will be treated as broker non-votes on this proposal and will not be counted as votes cast at the meeting.

•

Ratification of MNP LLP as Cool Holdings’ independent registered public accounting firm. The affirmative vote of the majority of outstanding shares represented at the Annual Meeting (in person or by proxy) and entitled to vote on the proposal is necessary to ratify the selection of our auditor. There will be no broker non-votes on the ratification of the accountants since brokers can vote with discretion on this proposal. Abstentions will not affect the outcome on this proposal.

We are not aware, as of the filing date of this proxy statement, of any matters to be voted on at the Annual Meeting other than as stated in this proxy statement and the accompanying notice. If any matters are properly presented at the Annual Meeting, the enclosed proxy gives discretionary authority to the persons named in the proxy to vote the shares in their best judgment.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count affirmative and negative votes, abstentions and broker non-votes. The Board of Directors has appointed our Vice President and Secretary to serve as the inspector of election.

How to get to the Annual Meeting?

The Annual Meeting will be held at our principal executive offices located at 48 NW 25th Street, Suite 108, Miami, Florida 33127.

Directions to our principal executive offices:

If you are coming from the North on the I-95, take exit 4 to merge onto I-195 East toward Miami Beach.  Take exit 2A and turn right on N. Miami Avenue.  Turn right onto NW 25th Street and the Cool Holdings office will be on the left.

If you are coming from the South on the I-95, take exit 4B to merge onto I-195 East toward Miami Beach.  Take exit 2A and turn right on N. Miami Avenue.  Turn right onto NW 25th Street and the Cool Holdings office will be on the left.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final and official voting results will be published in a Current Report on Form 8-K which is expected to be filed with the Securities and Exchange Commission (the “SEC”) on or prior to Thursday, December 20, 2018 (which will be available at www.sec.gov).

When are stockholder proposals due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy material, a stockholder proposal must be submitted in writing by January 10, 2019, to our Corporate Secretary at 48 NW 25th Street, Suite 108, Miami, FL 33127. Stockholders who intend to present a proposal at next year’s annual meeting without inclusion of such proposal in next year’s proxy material should review our bylaws, as filed with the SEC, which contain additional requirements regarding advance notice of stockholder proposals at an annual meeting of stockholders. A copy of our bylaws is also available from our Corporate Secretary at the address above. For more detailed information regarding stockholder proposals for next year’s annual meeting, please see “Stockholder Proposal Information; Discretionary Authority to Vote Proxies” below.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, the stockholders are asked to elect five individuals nominated by our Board of Directors to serve as members of our Board of Directors. Each director would be elected to hold office until the next annual meeting of stockholders and thereafter until his successor is elected and qualified. Each of the nominees currently is a director of Cool Holdings.

It is not anticipated that any of the nominees will become unable or unwilling to accept nomination or election, but, if that should occur, the persons named in the proxy intend to vote for the election of such other person as the Board of Directors may recommend.

About the Directors

Set forth below is biographical and other information about each of the nominees as of November 23, 2018. Each of our nominees was recommended for reelection to our Board by our Nominating and Corporate Governance Committee, which is comprised of only non-management independent directors.

Name	Age as of Nov. 23, 2018	Position with Cool Holdings	Initial Date as Director
Mauricio Diaz	44	Chief Executive Officer and Director	2018
Felipe Rezk	45	Chief Sales & Marketing Officer and Director	2018
Andrew DeFrancesco (1)(2)(3)(4)	48	Director	2018
Michael Galloro (1)(2)(3)(5)	44	Director	2018
Aaron Serruya (1)(2)(3)(6)	52	Director	2018

______________

(1)	Member of the Audit Committee of our Board.
(2)	Member of the Compensation Committee of our Board.
(3)	Member of the Nominating and Corporate Governance Committee of our Board.
(4)	Board Chairman.
(5)	Audit Committee Chairman.
(6)	Compensation Committee Chairman.

Biographical Information

Mauricio Diaz, Director and Chief Executive Officer. Mr. Diaz has served as a Director and the Chief Executive Officer of Cool Holdings since its merger with Cooltech in March 2018.  Prior to that, Mr. Diaz served as Chief Executive Officer of Cooltech and/or certain of its subsidiaries since September 2016. Mr. Diaz also served as the Chief Operating Officer/Managing Partner of Icon Networks LLC from September 2014 until its merger with Cooltech in December 2016. From August 2006 until July 2014, Mr. Diaz served as the Director of Global Business Development of Electro Group, and from July 2005 until August 2006 he served as a Senior Manager of Samsung Electronics. From October 1996 until July 2005, Mr. Diaz served as a Business Development Manager of Panasonic Corporation. Mr. Diaz studied Social Communication at Pontificia Universidad Javeriana in Colombia. Mr. Diaz’s experience with Cooltech prior to the merger, including being a founder of Icon Networks, as well as his former depth of international management and business experience in the telecom field, provide the Board with a breadth of operational skills and experience.

Felipe Rezk, Director and Chief Sales and Marketing Officer. Mr. Rezk has served as a Director and the Chief Sales and Marketing Officer of Cool Holdings since its merger with Cooltech in March 2018.  Prior to that, Mr. Rezk served as the Executive Vice President of Sales and Marketing of Cooltech since December 2016. Mr. Rezk also served as the Chief Executive Officer and the founder of Icon Networks LLC since May 2013. From January 2011 until May 2013, Mr. Rezk was the Head of Enterprise Sales for Latin America at Apple Inc., and from March 2009 until January 2011 he was the Senior Manager, GTM Business Development, Emerging Channels Team at Cisco Systems, Inc. (“Cisco”). From August 2005 until March 2009, Mr. Rezk was the Senior Marketing Manager, Emerging Markets Channels at Cisco. Mr. Rezk received his bachelor’s degree in Economics from University of Los Andes, Bogotá and a Master in Business Administration and Master of Computer Information Systems from the University of Miami. Mr. Rezk’s experience with Cooltech prior to the merger, including being a founder of Icon Networks, as well as his experience as an executive at Apple and his skills in sales and marketing, strengthens the Board and give it an important connection to the Company’s relationship with Apple, which is critical to its success.

Andrew DeFrancesco, Director. Mr. DeFrancesco has served as a Director and Chairman of Cool Holdings since its merger with Cooltech in March 2018.  Prior to that, he served as Chairman of the Cooltech Board since December 2016. Since September 2007, Mr. DeFrancesco has served as Chairman & CEO of Delavaco Group. Mr. DeFrancesco served as Director of Kalytera Therapeutics (formerly Santa Maria Petroleum) from July 2011 to December 2016. From January 2014 to June 2015, Mr. DeFrancesco served as Chairman and CEO of Firm Capital American Realty Partners (formerly Delavaco Residential Properties Corp). From August 2013 to July 2016, Mr. DeFrancesco served as partner and Executive Director of Kahala Corp. From October 2009 to December 2010, Mr. DeFrancesco served as Director, President and CEO of P1 Energy Corp. From January 2010 to December 2010, Mr. DeFrancesco served as Co-founder and Chairman of APO Energy. Mr. DeFrancesco received his B.A. from the University of Western Ontario. Mr. DeFrancesco’s experience in the capital markets and diverse industries, as well as his connections to other successful entrepreneurs and high net-worth individuals, strengthens the Board’s ability to provide adequate funding to support the growth of the Company.

Michael Galloro, Director. Mr. Galloro has served as a Director of Cool Holdings since June 2018.  Mr. Galloro is currently a principal of ALOE Finance Inc., a private boutique firm specializing in transaction advisory, senior level finance solutions and management consulting.  From July 2018 to the present, Mr. Galloro has been a Director of Fountain Asset Corp., a Canadian based merchant bank.  From August 2017 to the present, he has been a Director of Eviana Health Corporation, a Canadian based producer of organic hemp-based CBD.  From November 2016 to the present, Mr. Galloro has been a Director of Liberty Health Sciences Inc., a Florida based chain of medical cannabis dispensaries.  From September 2012 to the present, he has been a Director, CEO and CFO of Goldstream Minerals Inc., a Canadian company previously engaged in the exploration and acquisition of mineral interests in northern Ontario.  From March 2012 to the present, Mr. Galloro has been a Director of SustainCo Inc., a Canadian investor of companies focused on sustainability, energy efficiency, water resources and building performance management.  Since December 2010 to the present, he has been the CFO of Yangaroo Inc., a Canadian company specializing in providing technology solutions for the music, advertising and awards industries.  Mr. Galloro also served previously as a Director and or CFO of a number of other Canadian-based companies in various industries.  Mr. Galloro’s extensive finance and accounting experience, as well as his depth of Director experience, provides the Board with a strong audit committee chair and strengthens its commitment to good governance.

Aaron Serruya, Director. Mr. Serruya has served as a Director of Cool Holdings since its merger with Cooltech in March 2018.  From August 2017 to the present, Mr. Serruya has served as a Director of The Second Cup Ltd., a publicly held Canadian retailer of specialty coffee.  Mr. Serruya is also currently the Managing Director of Serruya Private Equity Inc. (“SPE”), a global private equity firm. Mr. Serruya owns and co-founded Yogen Früz Canada Inc. and International Franchise Inc., which holds brands such as Swensen’s® Ice Cream and Pinkberry®, and has been actively involved in each company’s development since their inception in 1986 and 2005, respectively. He has been the President of Kahala Brands, Ltd. since December 2013, and a Director of Kahala Brands since August 2013. From May 1989 to the present, Mr. Serruya has served as the President and Director of Yogen Früz U.S.A. Inc.  From December 2005 to the present, Mr. Serruya has served as the Manager and President of YF Franchise LLC.  Mr. Serruya served as a Director of Coolbrands International Inc. from September 1994 to December 2005. Mr. Serruya’s strong management background and leadership experience in the retail industry provides the Board with strong oversight and guidance of the Company’s OneClick retail operations, which are critical to its success.

The Board of Directors recommends a vote

“FOR” each of the Board nominees for election as a director.

PROPOSAL 2: APPROVAL OF AMENDMENT TO THE

COOL HOLDINGS, INC. 2015 EQUITY INCENTIVE PLAN

Background

Our 2015 Equity Incentive Plan (the “2015 Plan”), allows us to grant equity awards (including stock options, stock appreciation rights, restricted stock units and performance share awards) to our employees, officers, directors, consultants, agents, advisors and independent contractors.

Our Board of Directors believes that the effective use of stock-based compensation is vital to our ability to achieve strong performance in the future by providing a direct link between employee compensation and long-term stockholder value creation.  We believe that our equity programs will enable us to attract, retain and motivate the talent critical for innovation and growth and to provide an incentive for individuals to exert their best efforts on behalf of the Company.  Accordingly, upon the recommendation of our Compensation Committee, our Board of Directors is seeking stockholder approval of this amendment to the 2015 Plan that increases the number of shares reserved for issuance thereunder by 775,000 shares.  As of November 1, 2018, the closing market price of the Company’s shares was $4.40.  Using this price, the market value of the common stock underlying these additional shares is $3,410,000.

The Importance of the Proposed Increase in Shares

We believe the ability to grant competitive equity awards is a necessary and powerful recruiting and retention tool for us to obtain the quality personnel we need to move our business forward. If we are unable to offer competitive equity packages to retain and hire employees, this could significantly hamper our plans for growth and adversely affect our ability to operate our business. In addition, if we are unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.

We have not requested an increase in the number of shares reserved for issuance under the 2015 Plan since it was initially approved in June 2015.  At this point, the 2015 Plan is essentially exhausted with only 136 shares remaining available for future grant.  At September 30, 2018, the 2015 Plan had 8,420 shares subject to currently outstanding stock options with a weighted average remaining term of 2.51 years and a weighted average exercise price of $29.07.

The Board of Directors recommends a vote

“FOR” approval of the amendment to increase the

number of shares reserved for issuance

thereunder by 775,000 shares.

A copy of the 2015 Plan is attached to this proxy statement as Appendix A and is incorporated herein by reference.  The following summary of the 2015 Plan does not purport to be a complete description.  Please see Appendix A for more detailed information.

Overview of Certain 2015 Plan Features

The 2015 Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including:

•	No automatic share replenishment or "evergreen" provision. The shares authorized for issuance under the 2015 Plan are not automatically replenished each year.
•

No discounted stock options or stock appreciation rights ("SARs").  Stock options and SARs must be granted with an exercise or grant price at least equal to the fair market value of the common stock on the date of grant.

•	No repricing of options or SARs without stockholder approval. Options and SARs cannot be repriced without stockholder approval.

•

No liberal share counting or "recycling" of shares from exercised stock options or SARs.  Shares withheld or delivered to the Company to satisfy the exercise or grant price of options and SARs or to satisfy the tax withholding obligations upon such exercise will not be available for future grants.

•	No liberal change in control definition. Change in control benefits are triggered only by the consummation, and not stockholder approval, of a merger or other change in control event.
•

Double trigger change in control vesting for assumed or continued awards; no excise tax gross-ups on change in control.  If awards are assumed or substituted by a successor company in a change in control, the awards do not automatically fully vest.  The 2015 Plan does not provide for any excise tax gross-ups.

•	Limits on non-employee director awards. The 2015 Plan fixes a maximum number of shares that may be granted under equity awards to a non-employee director in a calendar year.
•	No dividends paid on unearned performance-based awards. Dividends or dividend equivalents may not be paid on unearned performance-based awards.

Summary of Terms

Purpose. The purpose of the 2015 Plan is to attract, retain and motivate our employees, officers and directors by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests with the long-term interests of our stockholders.  The 2015 Plan also allows us to provide the same opportunity to consultants, agents, advisors and independent contractors.

Administration. The Compensation Committee of our Board of Directors will administer the 2015 Plan.  Subject to the terms of the 2015 Plan, the Compensation Committee selects the individuals to whom awards are granted under the 2015 Plan, the number of shares subject to awards and the other terms and conditions of the awards.  The Board or the Compensation Committee may delegate administration of the 2015 Plan in accordance with its terms.  References to the "committee" below are, as applicable, to the Compensation Committee, the Board or other permitted delegate.

Eligibility.  Awards may be granted under the 2015 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its related companies.  As of November 1, 2018, approximately 68 employees (including 4 executive officers) and three non-employee directors were eligible to participate in the 2015 Plan.  For purposes of the 2015 Plan, "related company" means any entity that is directly or indirectly controlled by, in control of, or under common control with the Company.

Number of Shares. The number of shares of common stock authorized for issuance under the 2015 Plan is 48,240 shares, subject to adjustment as described below for stock splits and similar events.  In addition, any shares subject to awards under the 2006 Plan that cease to be subject to such awards, such as by expiration or forfeiture of such awards, will automatically become available for issuance under the 2015 Plan, up to an aggregate maximum of 38,347 shares.  The maximum number of shares of common stock that may be issued pursuant to the exercise of incentive stock options is the same as the total number of shares authorized under the 2015 Plan.  The following shares will be available again for issuance under the 2015 Plan:

•	shares subject to awards that lapse, expire, terminate or are canceled prior to issuance of the underlying shares; and
•	shares subject to awards that are subsequently forfeited to or otherwise reacquired by us.

In addition, awards granted in assumption of or in substitution for previously granted awards in acquisition transactions will not reduce the number of shares authorized for issuance under the 2015 Plan.

Shares withheld by us or delivered to us to satisfy the exercise price or grant price of stock options and SARs or tax withholding obligations upon such exercise will not be eligible for reuse under the 2015 Plan.

Adjustments.  If a change in our stock occurs by reason of a stock dividend, stock split, spin-off, recapitalization, merger, consolidation, combination or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in our corporate or capital structure, the committee will make proportional adjustments in the maximum number and kind of securities (a) available for issuance under the 2015 Plan, (b) issuable to certain individuals subject to Section 162(m) of the Code, and (c) subject to any outstanding award, including the per share price of such securities.  In the event of any distribution of assets to stockholders other than a normal cash dividend, the committee can make the foregoing adjustments in a manner it determines appropriate and equitable.

Types of Awards.  The 2015 Plan permits the grant of any or all of the following types of awards:

Stock Options.  The committee may grant either incentive stock options, which must comply with Section 422 of the Code, or nonqualified stock options.  The exercise price of stock options must be at least 100% of the fair market value of the common stock on the date of grant, except in the case of options granted in connection with assuming or substituting options in acquisition transactions.  The term of a stock option cannot exceed ten years.  Unless the committee otherwise determines, fair market value means, as of a given date, the closing price of our common stock during regular trading on The NASDAQ Stock Market.  The committee grants stock options subject to a vesting schedule, pursuant to which options vest over a multi-year period, subject to an optionee's continued employment or service.

Stock Appreciation Rights (SARs). The committee may grant SARs as a right in tandem with the number of shares underlying stock options granted under the 2015 Plan or on a stand-alone basis.  SARs are the right to receive payment per share of an exercised SAR in stock or cash, or in a combination of stock and cash, equal to the excess of the share's fair market value on the date of exercise over its fair market value on the date the SAR was granted.  The grant price of a SAR must be at least equal to the fair market value of the common stock on the date of grant.

Stock Awards, Restricted Stock and Stock Units. The committee may grant awards of shares of common stock, or awards denominated in shares of common stock, such as restricted stock units, under the 2015 Plan.  These awards may be made subject to repurchase or forfeiture restrictions at the committee's discretion.  The restrictions may be based on continuous service or the achievement of specified performance criteria, as determined by the committee.

Performance Awards.  The committee may grant performance awards in the form of performance shares or performance units.  Performance shares are units valued by reference to a designated number of shares of common stock, and performance units are units valued by reference to a designated amount of property other than shares of common stock, such as cash.  Either may be payable in stock, cash or other property, or a combination thereof, upon the attainment of performance criteria and other terms and conditions established by the committee.

Other Stock or Cash-Based Awards.  The committee may grant other incentives payable in cash or in shares of common stock, subject to the terms of the 2015 Plan and any other terms and conditions determined by the committee.

No Repricing. Without stockholder approval, the committee may not (a) lower the exercise or grant price of an option or SAR after it is granted, except in connection with certain adjustments permitted by the 2015 Plan, such as stock splits, (b) cancel an option or SAR at a time when its exercise or grant price exceeds the fair market value of the underlying stock, in exchange for cash or another option or SAR, restricted stock or other equity award, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (c) take any other action that is treated as a repricing under generally accepted accounting principles.

Performance-Based Compensation under Section 162(m) of the Code

Performance Goals and Criteria. Under Section 162(m) of the Code, we generally are prohibited from deducting compensation paid to our principal executive officer and our three other most highly compensated executive officers (other than our principal financial officer serving in such capacity) in excess of $1 million per person in any year.  However, compensation that qualifies as "performance-based" is excluded for purposes of calculating the amount of compensation subject to the $1 million limit.

If the Compensation Committee intends to qualify an award under the 2015 Plan as "performance-based" compensation under Section 162(m) of the Code, the performance goals selected by the Compensation Committee may be based on the attainment of specified levels of one, or any combination, of the following performance criteria for the Company as a whole or any affiliate or business unit, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; sales level and growth; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics.

The performance goals also may be based on the achievement of specified levels of performance for the Company as a whole or any affiliate or business unit under one or more of the performance goals described above relative to the performance of other companies.

The Compensation Committee may provide in any award that any evaluation of performance may include or exclude any of the following events that occur during a performance period:  asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary, unusual and/or nonrecurring items of gain or loss that the Company identifies in its audited financial statements or the Management's Discussion and Analysis section of the Company's periodic reports; acquisitions or divestitures; foreign exchange gains and losses; gains and losses on asset sales; and impairments.

Adjustments and Certification. The Compensation Committee may adjust the amount payable pursuant to an award under the 2015 Plan that is intended to qualify as "performance-based" compensation under Section 162(m) of the Code downward but not upward.  The Compensation Committee may not waive the achievement of performance goals related to an award except in the case of a participant's death or disability.  Section 162(m) of the Code requires that the Compensation Committee certify that performance goals were achieved before the payment of the "performance-based" compensation.

Limitations.  Subject to certain adjustments for changes in our corporate or capital structure set forth in the 2015 Plan, a participant who is granted awards intended to qualify as "performance-based" compensation may not be granted awards, other than performance units or other awards denominated in cash, for more than 200,000 shares of common stock in any calendar year, except that additional awards for up to 200,000 shares may be granted to a newly hired or newly promoted individual in a calendar year.  The maximum dollar value payable to any participant with respect to performance units or other awards payable in cash that are intended to qualify as "performance-based" compensation cannot exceed $2 million in any calendar year.

Limits on Awards to Directors. Subject to certain adjustments for changes in our corporate or capital structure described above, a non-employee director may not receive equity awards under the 2015 Plan for more than 100,000 shares in any calendar year.

Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless the transfer is approved by the committee.

Change in Control.  Under the 2015 Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement or policy between a participant and us, in the event of a change in control:

•

If awards (other than performance shares, performance units, and other performance-based awards) will be assumed or otherwise continued after a change in control pursuant to the terms of the 2015 Plan, the awards will not become fully vested and exercisable, and all applicable vesting and forfeiture provisions will continue following the change in control.  However, such awards will become fully vested and exercisable, and all applicable restriction limitations or forfeiture provisions will lapse, in the event of a transaction in which such awards are not assumed or continued after the change in control, and the awards will thereafter terminate at the effective time of the change in control.

•

All performance shares, performance units and other awards subject to vesting or payout based on the achievement of performance goals will be prorated at the target payout level as of the date of the change in control.

•	In the event of certain reorganizations, mergers or consolidations, the committee may, in its discretion, provide that a participant's outstanding awards will be cashed out.

Definition of Change in Control.  Unless the committee determines otherwise with respect to an award at the time it is granted or unless otherwise defined for purposes of an award in a written employment, services or other agreement or policy between a participant and us, a change in control of the Company generally means the occurrence of any of the following events:

•

an acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (with certain exclusions, including generally any acquisition directly from the Company, any acquisition by the Company, or any acquisition by any employee benefit plan of the Company or an affiliate);

•

a change in the composition of the Board such that, during any two-year period, the incumbent Board members cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent Board); or

•

consummation of a merger or consolidation of the Company or a sale or other disposition of all or substantially all of the assets of the Company, unless (a) after such transaction the beneficial owners of our common stock and voting securities immediately prior to the transaction retain at least 50% of such common stock and voting securities of the Company resulting from such transaction in substantially the same proportions as their ownership prior to the transaction, (b) no person or entity beneficially owns 30% or more of the then outstanding common stock or voting securities of the Company resulting from such transaction (unless such ownership resulted from ownership of securities prior to the transaction), and (c) at least a majority of the directors following such transaction were incumbent directors.

Award Recoupment.  Awards granted under the 2015 Plan are subject to cancellation, rescission or other action in accordance with the terms of any then current clawback or recoupment policy of the Company that applies to awards under the 2015 Plan.

Amendment and Termination. The Board or the Compensation Committee may amend the 2015 Plan, except that the Board must approve any amendment to the 2015 Plan that requires stockholder approval under applicable law, regulation or stock exchange rule.  The Board or the Compensation Committee may suspend or terminate all or any portion of the 2015 Plan at any time, but such suspension or termination may not, without a participant's consent, materially adversely affect any rights under an outstanding award.  Amendment of an outstanding award also generally may not materially adversely affect any participant's rights under the award without the participant's consent, subject to certain exceptions set forth in the 2015 Plan, such as to comply with changes in applicable laws.

Unless sooner terminated by the Board or Compensation Committee, the 2015 Plan will terminate ten years after the date of stockholder approval of the 2015 Plan.

U.S. Federal Income Tax Information

The following discussion briefly describes the U.S. federal income tax consequences of awards under the 2015 Plan generally applicable to the Company and to participants who are subject to U.S. federal taxation.  The discussion is general in nature and does not address issues relating to the tax circumstances of any individual participant or any participant who is not subject to U.S. federal taxation.  The discussion is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect.  The summary is general in nature and does not purport to be legal or tax advice.  Furthermore, the discussion does not address the consequences of any estate, gift, state, local or foreign tax laws.

Stock Options

Nonqualified Stock Options.  A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature.  Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the option on the date of exercise and the option exercise price.  When a participant sells the shares acquired upon exercise, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.  A participant generally will not recognize taxable income upon the grant of an incentive stock option.  If a participant exercises an incentive stock option during employment or within three months after his or her employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option).  If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant generally will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the disposition and the option exercise price.  If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before these holding period requirements are satisfied, the disposition will constitute a "disqualifying disposition," and the participant generally will recognize ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or, if less, the excess of the amount realized on the disposition of the shares over the option exercise price).  The balance of the participant's gain on a disqualifying disposition, if any, will be taxed as short-term or long-term capital gain, as the case may be.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares of common stock already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.  A participant generally will not recognize taxable income upon the grant or vesting of a SAR with a base value at least equal to the fair market value of the common stock on the date of grant and no additional deferral feature.  Upon the exercise of a SAR, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the SAR on the date of exercise and the base value of the SAR.  When a participant sells any shares acquired upon exercise, the participant generally will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the total base value.

Restricted Stock Awards. A recipient of a restricted stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares.  Instead of postponing the federal income tax consequences of a restricted stock award until the restrictions lapse, the participant may elect to recognize compensation taxable as ordinary income in the year of the award in an amount equal to the fair market value of the shares at the time of receipt. This election is made under Section 83(b) of the Code.  A Section 83(b) election is made by filing a written notice with the Internal Revenue Service office with which the participant files his or her federal income tax return. The notice must be filed within thirty days of the date of grant of the restricted stock award for which the election is made and must meet certain technical requirements.

If a participant sells the shares once the restrictions have lapsed, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the amount, if any, paid by the participant with respect to the shares, plus the amount of taxable ordinary income recognized by the participant, either at the time the restrictions lapsed or at the time of the Section 83(b) election, as the case may be.  If the participant forfeits the shares to the company (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of making a Section 83(b) election.

Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Stock Units.  A participant generally will not recognize income at the time a stock unit, such as a restricted stock unit, is granted.  When any part of a stock unit is settled or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such settlement or payment in an amount equal to the then fair market value of any shares the participant receives.

Performance Shares, Performance Units and Other Awards.  A participant generally will not recognize income upon the grant of performance shares or performance units. Upon the distribution of cash or shares to the participant pursuant to the terms of the performance shares or units, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash and the fair market value of any shares transferred to the participant over any amount paid by the participant with respect to the performance shares or units.  The U.S. federal income tax consequences of other awards under the 2015 Plan will depend upon the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, the Company generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes in ordinary income, subject to certain limitations imposed under the Code, including under Section 162(m) of the Code, described above.

Section 409A.  The Company intends that awards granted under the 2015 Plan comply with, or otherwise be exempt from, Section 409A of the Code, but makes no representation or warranty to that effect.

Tax Withholding. The Company is authorized to deduct or withhold from any award granted or payment made under the 2015 Plan, or require a participant to remit to the Company, the amount of any withholding taxes due in respect of an award or payment thereunder.

Plan Benefits

All awards under the 2015 Plan are made at the discretion of the committee.  Accordingly, the benefits and amounts that will be received or allocated under the 2015 Plan are not determinable at this time.  However, please refer to the information about grants made to our named executive officers in the last fiscal year described under "Compensation of Executive Officers."  Grants made to our non-employee directors in the last fiscal year are described in "Director Compensation."

PROPOSAL 3: RATIFICATION OF THE SELECTION OF MNP LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected MNP LLP (“MNP”), an independent registered public accounting firm, to audit the financial statements of Cool Holdings for the fiscal year ending December 31, 2018. Although stockholder approval of the Audit Committee’s selection of MNP is not required by law, the Audit Committee believes that it is advisable to give stockholders an opportunity to ratify this selection. The Audit Committee may reconsider the selection of MNP whether or not the stockholders approve or do not approve this proposal at the Annual Meeting.

Representatives of MNP are not expected to be present at the Annual Meeting.

Independent Registered Public Accountants Fees

The Audit Committee reviews and determines whether specific projects or expenditures with MNP potentially affect its independence. The Audit Committee’s policy requires that all services the independent registered public accounting firm may provide to Cool Holdings, including audit services and permitted audit-related services, be pre-approved in advance by the Audit Committee. In the event that an audit or non-audit service requires approval prior to the next scheduled meeting of the Audit Committee, the auditor must contact the Chairman of the Audit Committee (who has been delegated by the Audit Committee the authority to act in such circumstances) to obtain such approval. The approval will be reported to the Audit Committee at its next scheduled meeting.

The independent registered public accounting firm used by the Company prior to the March 12, 2018 merger with Cooltech Holding Corp. was SingerLewak LLP (“SL”).  MNP had served as the auditors for Cool Holding during 2016 and 2017.  On March 27, 2018, the Audit Committee dismissed SL and approved the engagement of MNP as the Company’s independent registered public accounting firm to replace SL.

All audit and non-audit services provided by SL during 2017 were pre-approved by the Audit Committee.

The following sets forth the aggregate fees billed to us by SL for the years ended December 31, 2016 and 2017.

Audit Fees

The aggregate fees billed for professional services rendered by SL for its audit of our annual financial statements and its review of our financial statements included in Forms 10-Q and 10-K in fiscal years 2016 and 2017 and related SEC reporting work were $229,626 and $252,935, respectively.

Audit Related Fees

The aggregate fees billed for audit-related services by SL in fiscal years 2016 and 2017 were $22,722 and $95,975, respectively.

Tax Fees

There were no fees billed by SL in fiscal years 2016 and 2017 for professional services for tax compliance, tax advice or tax planning.

All Other Fees

There were no fees billed by SL in fiscal years 2016 and 2017 for professional services other than the services described above.

The Board of Directors recommends a vote

“FOR” ratification of MNP LLP

as the Company’s independent registered

public accounting firm for 2018.

OTHER EXECUTIVE OFFICERS

The following is biographical information as of November 23, 2018, for our current executive officers not otherwise discussed above.

Alfredo Carrasco, Chief Financial Officer, 48 years old. Mr. Carrasco has served as the Chief Financial Officer of Cool Holdings since the merger with Cooltech Holding Corp. on March 12, 2018.  Prior to that, Mr. Carrasco served as the Chief Financial Officer of Cooltech Holding since June 2017. Mr. Carrasco has served in various capacities over 20 years of experience in finance, management and operations with Tech Data Corporation, a Fortune 500 company and leader in the technology industry. For the last 8 years, Mr. Carrasco served as Tech Data Corporation’s Vice President of Finance, Latin-America. He has extensive experience leading teams in international markets to streamline operations and implement financial controls, processes and other improvements to increase productivity. Mr. Carrasco received his bachelor’s degree in Economics from University de Lima in Peru, and a Master in Business Administration from the Instituto Tecnologico de Monterrey in Mexico.

Reinier Voigt, Chief Operating Officer, 57 years old. Mr. Voigt Mr. Voigt has served as the Chief Operating Officer of Cool Holdings since the merger with Cooltech Holding Corp. on March 12, 2018.  Prior to that, Mr. Voigt served as the Chief Operating Officer of Cooltech Holding since December 2016.  From May 2015 until August 2016, Mr. Voigt was the President and Chief Operating Officer of TEReI International, and from September 2006 until April 2015 he was the Chief Operation Officer of Facey Telecome. Mr. Voigt has more than twenty years of experience in business operations which includes a focus on profit and loss optimization, strategic planning, finance and financial reporting. Mr. Voigt received the equivalent of a Master in Business Administration from Anton De Kom University of Suriname

DIRECTOR INDEPENDENCE

Nasdaq Stock Market Rules require that a majority of our Board of Directors be composed of “independent” directors as defined by such rules. The standards relied upon by our Board of Directors in determining whether a director is “independent” consist of the independence standards of the Nasdaq Stock Market Rules.

In accordance with the Nasdaq Stock Market Rules, for a director to be considered “independent,” the Board of Directors must affirmatively determine that he or she is not an executive officer or employee of the Company or an individual that has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Additionally, the following persons are not considered “independent”:

(a) a director who is or at any time during the past three years was employed by Cool Holdings or its subsidiaries;

(b) a director who accepted or has a family member who accepted any compensation from Cool Holdings in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i) compensation for board or board committee service;

(ii) compensation paid to a family member who is an employee (other than an executive officer) of Cool Holdings; or

(iii) benefits under a tax-qualified retirement plan or non-discretionary compensation;

(c) a director who is a family member of an individual who is or at any time during the past three years was employed by Cool Holdings as an executive officer;

(d) a director who is, or has a family member who is a partner in or a controlling stockholder or an executive officer of, any organization to which Cool Holdings has made, or from which Cool Holdings received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year, or $200,000, whichever is more, other than the following:

(i) payments arising solely from investments in Cool Holdings’ securities; or

(ii) payments under non-discretionary, charitable contribution matching programs;

(e) a director of Cool Holdings who is, or has a family member who is employed as an executive officer of another entity where at any time during the past three years any of the executive officers of Cool Holdings serve on the compensation committee of such other entity; or

(f) a director who is or has a family member who is a current partner of Cool Holdings’ outside auditor or was a partner or employee of Cool Holdings’ outside auditor who worked on Cool Holdings’ audit at any time during any of the past three years.

At its October 19, 2018 meeting, the Board undertook its annual review of director independence based on the foregoing standards. During this review, the Board considered, among other things, transactions and relationships between each director or any member of his or her immediate family and Cool Holdings and its subsidiaries and affiliates or any entity of which a director or an immediate family member is or was, as applicable, an executive officer, general partner or significant equity holder. As provided in the Director Qualification Standards of the Nominating and Corporate Governance Committee Charter, the purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that the following directors nominated for election at the Annual Meeting were independent of Cool Holdings within the meaning of the Nasdaq Stock Market Rules and the applicable rules promulgated by the SEC:

Andrew DeFrancesco

Michael Galloro

Aaron Serruya

BOARD COMMITTEES AND MEETINGS

The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors annually reviews the Nasdaq Stock Market Rules’ definitions of independence for members of each of the committees and has determined that members of each of the committees are independent pursuant to applicable rules of the Nasdaq Stock Market Rules and the SEC.

Copies of our committee charters may be viewed at the Company’s website at http://www.coolholdings.com/corp/ corporate-governance.

Directors serving on our committees are set forth below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee(1)
Andrew DeFrancesco	*	*	*
Michael Galloro	**	*	*
Aaron Serruya	*	**	*

__________________

*	Member.
**	Chairman.
(1)	The Nominating and Corporate Governance Committee currently has no chairman.

Audit Committee

Our Audit Committee performs, among other things, the following functions:

•	determines the independent registered public accounting firm to be employed;
•	discusses the scope of the independent registered public accounting firm’s examination;
•	reviews the financial statements and the independent registered public accounting firm’s report;
•	solicits recommendations from the independent registered public accounting firm regarding internal controls and other matters;
•	reviews related-party transactions for conflicts of interest;
•	makes recommendations to the Board regarding audit-related, accounting and certain other matters; and
•	performs other related tasks as requested by the Board.

Messrs. DeFrancesco, Galloro and Serruya are the members of the Audit Committee. Mr. Galloro is the Chairman of the Audit Committee. Our Board of Directors has determined that Mr. Galloro, an independent director, is an Audit Committee financial expert.

Compensation Committee

Our Compensation Committee performs, among other things, the following functions:

•	develops executive compensation philosophies and establishes and annually reviews and approves policies regarding executive compensation programs and practices;
•

reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation, evaluates the Chief Executive Officer’s performance in light of those goals and objectives and sets the Chief Executive Officer’s compensation based on this evaluation;

•	reviews the Chief Executive Officer’s recommendations with respect to, and approves annual compensation for, Cool Holdings’ other executive officers;
•	establishes and administers annual and long-term incentive compensation plans for key executives;
•

reviews and approves, if appropriate, or recommends to the Board for its approval and, where appropriate, submission to Cool Holdings’ stockholders, incentive compensation plans and equity–based plans;

•	recommends to the Board for its approval changes to executive compensation policies and programs;
•	oversees and annually reviews the non-employee director compensation program; and
•	reviews and approves special executive employment, compensation and retirement arrangements.

The members of our Compensation Committee are Messrs. DeFrancesco, Galloro and Serruya. Mr. Serruya is the Chairman of the Compensation Committee.

The Compensation Committee may invite to its meetings any member of management, including the Chief Executive Officer, and such other persons as it deems appropriate to carry out its duties and responsibilities. Our management assists the Compensation Committee by providing various support, including:

•	providing the Compensation Committee with perspectives of the business and people needs of the Company;
•

having the Chief Executive Officer make compensation recommendations to the Compensation Committee for the other executive officers (although the Compensation Committee ultimately determines compensation for the Chief Executive Officer and the other executive officers); and

•	developing recommendations for the design of pay programs applicable to the executive officers.

In addition, the Compensation Committee may from time to time engage an outside compensation consultant to:

•	assist the Compensation Committee in reviewing recommendations prepared by management in light of the Company’s objectives and market practices; and
•	provide the Compensation Committee with an outside perspective regarding compensation.

In June 2015, the Compensation Committee engaged Compensation & Benefit Solutions to review compensation levels for our Named Executive Officers, including a bench marking analysis against the following 13 peer companies:

ADDvantage Technologies Group, Inc.	Ikanos Communications, Inc.
Blonder Tongue Laboratories Inc.	Iteris Inc.
Clearfield, Inc.	RELM Wireless Corp.
ClearOne Incorporated	Westell Technologies, Inc.
Envivio Inc.	Wireless Telecom Group Inc.
Franklin Wireless Corp.	Zhone Technologies, Inc.
ID Systems Inc.

Based on the report of the consultant, the Compensation Committee accepted the consultant’s findings that the compensation of our Named Executive Officers is appropriate. In the future, the Compensation Committee may consider alternative performance recommendations for future cash bonus programs and other long-term incentive programs.

Compensation & Benefit Solutions did not provide any other services to Cool Holdings during 2015 and only received fees from Cool Holdings on behalf of the Compensation Committee.  The Compensation Committee reviewed the independence of the consultant based on the criteria established by the SEC and determined there were no conflicts of interest.  The Compensation Committee did not use the services of a compensation consultant during 2016 or 2017.

Special Committee

The Special Committee was formed on April 29, 2017 as our Board of Directors considered various strategic alternatives for the Company, including the Cooltech Merger.  The Special Committee was delegated the exclusive power and authority (1) to establish, approve, modify, monitor and direct the process and procedures relating to the review and evaluation by the Company and for its stockholders of any transaction, (2) to review and evaluate the terms and conditions, and determine the advisability of any transaction, (3) to investigate, pursue and negotiate the terms and conditions of any transaction, and if the Special Committee deems appropriate and in its sole discretion, to approve or disapprove any transaction, or, on the other hand, but subject to the limitations of applicable law, to approve the execution and delivery of documents to effect a transaction and/or recommend the same to the Company’s stockholders for their approval, (4) to review, analyze, evaluate and monitor all proceedings and activities of the Company related to any transaction, (5) to determine whether any transaction is fair to, and in the best interests of, the Company and its stockholders, and (6) to take any and all other actions it deems necessary and advisable to carry out a transaction.

Nominating and Corporate Governance Committee

We also have a Nominating and Corporate Governance Committee, which, pursuant to its written charter, is responsible for recommending potential directors, for considering nominations for potential directors submitted by our stockholders and for certain matters related to corporate governance. Messrs. DeFrancesco, Galloro and Serruya serve on this committee.

There have been no material changes to the procedures (as described below) by which security holders may recommend nominees to our Board of Directors in the last fiscal year.

Director Candidates

The Nominating and Corporate Governance Committee believes that candidates for director should have certain minimum qualifications and have a high standard of personal and professional ethics, integrity and values. Candidates for director nominees are reviewed in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee considers independence, professional background and experience, other board experience, industry knowledge, skills and expertise, and such other factors as it deems appropriate given the current needs of the Board and Cool Holdings, to maintain a balance of knowledge, experience and capabilities. Other factors considered may include diversity (including age, geography, professional and other experience), although the Company does not have a formal policy regarding diversity.

In the case of incumbent directors, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relevant considerations. In the case of new director candidates, the Nominating and Corporate Governance Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations, and the advice of counsel, if necessary.

The Nominating and Corporate Governance Committee uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects nominees for recommendation to the Board by majority vote.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether or not the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of stockholders must do so by delivering, at least 120 days prior to the anniversary date of the mailing of the proxy statement for our last annual meeting of stockholders, a written recommendation to the Nominating and Corporate Governance Committee at the following address: c/o Corporate Secretary, 48 NW 25th Street, Suite 108, Miami, Florida 33127. Each submission must set forth, among other things: the name and address of the stockholder on whose behalf the submission is made; the number of our shares that are owned beneficially by such stockholder as of the date of the submission; the full name of the proposed candidate; a description of the proposed candidate’s business experience for at least the previous five years; complete biographical information for the proposed candidate; and a description of the proposed candidate’s qualifications as a director. For additional information, see our Director Selection Guidelines attached to the Nominating and Corporate Governance Committee’s Charter, which can be found on our website at http://coolholdings.com/corp/corporate-governance/#1523648807492-2ae58c07-7c62.

Meetings of the Board of Directors and Committee Member Attendance

During fiscal year 2017, our Board of Directors met nineteen times, our Audit Committee met four times, our Compensation Committee met twice, our Nominating and Corporate Governance Committee met once and our Special Committee met twenty-nine times. All directors attended at least 75% of the meetings of the Board and of the committees on which they served in fiscal year 2017 that were held while they were a director or committee member. Cool Holdings does not have a specific policy requiring director attendance at the Annual Meeting of Stockholders; however, we encourage our directors to be present at the Annual Meeting and available to answer any stockholder questions. No shareholders or directors attended our 2017 Annual Meeting.

ADDITIONAL CORPORATE GOVERNANCE INFORMATION

Stockholder Communications

Stockholders wishing to send communications to the Board may contact Vernon A. LoForti, our Vice President and Corporate Secretary, at Cool Holdings’ principal executive offices address. All such communications will be shared with the members of the Board, or if applicable, a specified committee or director.

Conflicts of Interest Policies and Transactions with Related Persons

Nasdaq Stock Market Rules require that our Audit Committee (or other independent body of our Board of Directors) review and oversee all related-party transactions for potential conflicts of interest on an ongoing basis. Our Board of Directors and our officers also are subject to certain provisions of Maryland law that are designed to eliminate or minimize the effects of certain potential conflicts of interest. Pursuant to these provisions of Maryland law and our articles of incorporation, any transaction between us and an interested party will not be invalidated because it is an interested-party transaction if it is fully disclosed to our Board, and a majority of the directors not otherwise interested in the transaction (including a majority of independent directors) make a determination that the transaction is fair, competitive and commercially reasonable and on terms and conditions not less favorable to us than those available from unaffiliated third parties.

All future transactions between us and any of our officers, directors or 5% stockholders are expected to be on terms no less favorable than could be obtained from independent third parties and to be approved by a majority of our independent, disinterested directors. We believe that by following these procedures, we will be able to mitigate the possible effects of any conflicts of interest.

Since the beginning of fiscal 2017, there was a single related party transaction that took place between the Company and one of its executive officers.  On September 27, 2018, the Audit Committee and the Board approved a short‑term loan from Reinier Voigt, our Chief Operating Officer, to the Company in the principal amount of $400,000.  The unsecured loan was repaid four days later on October 1, 2018, together with a loan fee of $4,000.

DIRECTOR COMPENSATION

2017 Director Compensation Table

The following table sets forth information regarding the annual compensation of Cool Holdings’ non-employee directors for 2017, which consisted of annual retainer fees, including amounts associated with serving as Chairman of the Audit Committee. The non-employee director compensation program is more particularly described below. Our Executive Officers who serve on the Board receive no separate compensation for their Board service.

Name (1)	Fees Earned or Paid in Cash ($)	Option Awards ($)(2)(3)	Total ($)
Kirk A. Waldron	$45,500(4)	−	$45,500
Randall P. Marx	$40,000	−	$40,000
Robert S. Picow	$40,000	−	$40,000

_____________________

(1)

The above directors were our directors prior to the merger on March 12, 2018, and are no longer serving as directors.  Below is a table showing our current non-employee directors, and the compensation earned to date during 2018.

(2)	No stock options were granted during 2017.
(3)	At December 31, 2017, each of our non-employee directors had outstanding stock options on 3,120 shares (adjusted for the Company’s two 1-for-5 reverse stock splits).
(4)	Includes payment of $3,000 for service as Audit Committee Chairman.

Non-employee Director Compensation Program for 2017.   Non-employee directors were compensated by an annual cash retainer fee of $40,000.  The Audit Committee Chairman was paid an additional annual cash retainer of $3,000.  Payments were made to directors on a quarterly basis.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

2018 Director Compensation

The following table set forth information regarding our current non-employee directors and fees earned by them from the closing of the merger on March 12, 2018 through September 30, 2018.  Consistent with our pre-merger policy, our Executive Officers who serve on the Board receive no separate compensation for their Board service.

Name	Fees Earned ($)	Option Awards ($)(1)	Total ($)
Andrew DeFrancesco	$12,685(2)	−	$12,685
Michael Galloro	$7,132(3)	−	$7,132
Aaron Serruya	$11,111	−	$11,111

_____________________

(1)	No stock options were granted during 2018.
(2)	Includes $1,074 for service as Chairman of the Board, as well as Audit Committee Chairman for the period from March 12, 2018 through June 4, 2018.
(3)	Includes $648 for service as Audit Committee Chairman. Mr. Galloro was appointed to the Board on June 4, 2018.

Non-employee Director Compensation Program for 2018.   Non-employee directors are compensated by an annual cash retainer fee of $20,000.  The Chairman of the Board and the Audit Committee Chairman are paid an additional annual cash retainer of $2,000.  Payments are made to directors on a quarterly basis.  Board members are also reimbursed for out-of-pocket costs related to their attendance at Board and Committee meetings.

2017 AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors oversees Cool Holdings’ financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee, as it was constituted at the time of each respective report, reviewed and discussed with management the audited financial statements in Cool Holdings’ Annual Report on Form 10-K for the year ended December 31, 2017, and the unaudited financial statements included in Cool Holdings’ Quarterly Reports on Form 10-Q for the first three quarters of the fiscal year ended December 31, 2017.

The Audit Committee discussed with Cool Holdings’ independent registered public accounting firm, who is responsible for expressing an opinion on the conformity of audited financial statements with generally accepted accounting principles, the auditor’s judgments as to the quality, not just the acceptability, of Cool Holdings’ accounting principles and such other matters as are required to be discussed by the auditor with the Audit Committee under Statement on Auditing Standard No. 16, Communications with Audit Committees, and Rule 2-07 of Regulation S-X, Communications with Audit Committees. In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting firm’s independence from management and Cool Holdings, including the matters in the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant firm’s communications with the audit committee concerning independence. The Audit Committee considered whether the independent registered public accounting firm’s provision of services on behalf of Cool Holdings other than audit services is compatible with maintaining the independent accountant firm’s independence.

The Audit Committee discussed with Cool Holdings’ independent registered public accounting firm the overall scope and plans for its respective audits. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of the independent accountant firm’s examinations, its evaluations of Cool Holdings’ internal controls, and the overall quality of Cool Holdings’ financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, for filing with the SEC.

The Audit Committee

Kirk A. Waldron, Chairman

Randall P. Marx

Robert S. Picow

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Although the Company did not have a Chairman of the Board or lead director prior to the merger with Cooltech Holding on March 12, 2018, Mr. Andrew DeFrancesco was appointed by the Board of Directors on March 19, 2018 to serve as Chairman of the Cool Holdings Board.  The Board of Directors believes that separation of the principal executive officer and the board chair positions is appropriate for the Company given the size of the Board and the need for undivided attention of the Chief Executive Officer to the implementation of strategic directives and overall management responsibilities. As an independent director, the board chair can provide leadership to the Board without perceived or actual conflicts associated with individual and collective interests of management employees.

The Board of Directors has historically performed an important role in the review and oversight of risks, and generally oversees the Company’s risk management practices and processes, including entity level and financial controls. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by the Company’s management are adequate and functioning as designed. The Board also oversees organizational structure, policies and procedures, such as the Code of Conduct and the Code of Ethics and other internal policies and guidelines designed to support the Company’s corporate governance and to comply with the laws, rules and regulations that apply to the Company’s business operations.

Although the Board of Directors is ultimately responsible for risk oversight at the Company, it has delegated primary oversight of the management of (i) financial reporting, internal controls, accounting and compliance risks to the Audit Committee, (ii) compensation risk to the Compensation Committee, and (iii) corporate governance risk to the Nominating and Corporate Governance Committee. Each of these committees routinely reports to the Board on the management of these specific risk areas.

To permit the Board of Directors and its committees to perform their respective risk oversight roles, members of management report directly to the Board or the relevant committee of the Board responsible for overseeing the management of specific risks, as applicable. The President and Chief Executive Officer reports directly to the Board. The Chief Financial Officer reports to the President and Chief Executive Officer, the Board and the Audit Committee. Members of the management team have a high degree of access and communication with the independent directors of the Board and the various Board committees. Members of the Company’s management regularly attend Board and committee meetings and are available to address any questions or concerns raised on matters related to risk management. Because three of the five Board members are independent directors and each committee of the Board consists solely of independent directors, Cool Holdings’ risk oversight structure conforms to the Company’s belief that having a strong, independent group of directors is important for quality governance.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 furnished to us, we are not aware of any person who at any time during the fiscal year ended December 31, 2017, was a director, officer or beneficial owner of more than ten percent of our common stock, who failed to file, on a timely basis, reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, for transactions occurring during such fiscal year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of November 23, 2018, there were approximately 7,792,918 shares of common stock outstanding. The following table sets forth certain information as of that date with respect to the beneficial ownership of common stock by each (i) Named Executive Officer listed in the Summary Compensation Table below, (ii) director and nominee for director, and (iii) all current executive officers and directors as a group. In addition to those noted below, there is one additional entity known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Delavaco Holdings, Inc. reported on August 15, 2018 via Schedule 13G that it owned 650,844 shares, which currently represents 8.35% of our outstanding common shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned (1)	Percent of Class (1)
Named Executive Officers
Mauricio Diaz, CEO (also a Director) 48 NW 25th Street, Suite 108 Miami, Florida 33127	591,034(2)	7.58%
Felipe Rezk, CSMO (also a Director) 48 NW 25th Street, Suite 108 Miami, Florida 33127	527,704(3)	6.77%
Alfredo Carrasco, CFO 48 NW 25th Street, Suite 108 Miami, Florida 33127	62,194(3)	*
Reinier Voigt, COO 48 NW 25th Street, Suite 108 Miami, Florida 33127	90,308(3)	1.16%

Directors
Andrew DeFrancesco 48 NW 25th Street, Suite 108 Miami, Florida 33127	0	0%
Michael Galloro 48 NW 25th Street, Suite 108 Miami, Florida 33127	0	0%
Aaron Serruya 48 NW 25th Street, Suite 108 Miami, Florida 33127	0	0%
All current executive officers and directors as a group (7 persons)	1,271,240(7)	16.31%

*	Less than one percent
(1)

“Beneficial ownership” is defined in the regulations promulgated by the SEC as having or sharing, directly or indirectly: (a) voting power, which includes the power to vote or to direct the voting, or (b) investment power, which includes the power to dispose or to direct the disposition of shares of the common stock of an issuer. Shares of common stock subject to options that are currently exercisable or exercisable within 60 days of November 19, 2018 are considered outstanding and beneficially owned by the person holding the options for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Change in Control

On January 1, 2017, prior to merger discussions that culminated with the merger of InfoSonics and Cooltech Holding on March 12, 2018, Joseph Ram, our former Chief Executive Officer and a Director owned 26.52% of our outstanding common shares.  As a result of the merger and related transactions, the former Cooltech stockholders received shares represented 78.9% of our outstanding common shares after the merger.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Company’s Board of Directors has reviewed and discussed with management of the Company the compensation disclosures included in this Proxy Statement and the Company’s annual report on Form 10-K for the year ended December 31, 2017, and, based upon that review and discussion, recommended to the Board that it be so included.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During the year ended December 31, 2017, our Compensation Committee was comprised of Randall P. Marx (Chair), Robert S. Picow and Kirk A. Waldron, all of whom were independent directors as defined under the Nasdaq Rules. The Compensation Committee met twice during that year, and there were no compensation committee interlock relationships with respect to members of the Board of Directors and the Compensation Committee as described in Item 407(e)(4)(iii) of Regulation S-K promulgated under the Exchange Act.

COMPENSATION OF EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth for our Chief Executive Officer and our Chief Financial Officer (each of these persons is referred to as a Named Executive Officer) information regarding salary, bonus and other compensation for the years ended December 31, 2017 and 2016.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)
Joseph Ram (1)	2017	$327,500	—	—	$1,961(2)	$329,461
President and Chief Executive Officer	2016	$365,000	—	—	$15,983	$380,983

Vernon A. LoForti (1)	2017	$205,000	—	—	—	$205,000
Vice President, Chief Financial Officer and Corporate Secretary	2016	$205,000	—	—	—	$205,000

____________________________

(1)	These Named Executive Officers are no longer serving in these positions, as they resigned their positions as a condition to the merger with Cooltech Holding on March 12, 2018.
(2)	Represents Company-paid cell phones for Mr. Ram’s family members.

Employment Agreements

Joseph Ram. On April 21, 2016, the Compensation Committee of the Company authorized and approved the extension of the term of the employment agreement between the Company and Mr. Ram which was set to expire on April 8, 2016. The terms of the new agreement were substantially similar to the prior employment agreement with an annual base salary of $365,000, subject to periodic review by the Board of Directors or the Compensation Committee. The extended employment agreement had a term of four years, commencing on April 9, 2016 and expiring on April 8, 2020.

Mr. Ram’s employment agreement provided for the payment of severance under certain conditions. If Cool Holdings were to terminate his employment other than for “cause” or if Mr. Ram were to terminate his employment for “reasonable basis,” Mr. Ram would be entitled to a severance payment equal to the greater of (i) 18 months of salary or (ii) the salary payable over 50% of the remaining term of the employment agreement, subject to Mr. Ram’s execution within 45 days of the termination date of a general release and waiver of claims against the Company.

On March 12, 2018 in connection with the Company’s merger with Cooltech Holding, the Company terminated Mr. Ram’s employment agreement without cause and thereby triggered the payment of his severance benefit equal to 18 months of salary.

Vernon A. LoForti. On April 21, 2016, the Compensation Committee of the Company authorized and approved the extension of the term of the employment agreement between the Company and Mr. LoForti which was set to expire on April 8, 2016.  The terms of the new agreement were substantially similar to the prior employment agreement with an annual base salary of $205,000, subject to periodic review by the Board of Directors or the Compensation Committee. The extended employment agreement had a term of two years, commencing on April 9, 2016 and expiring on April 8, 2018.

Mr. LoForti’s employment agreement provided for the payment of severance under certain conditions. If Cool Holdings were to terminate his employment other than for “cause” or if Mr. LoForti were to terminate his employment for “reasonable basis,” he would be entitled to receive severance payments equal to his base salary for 9 months, conditioned upon the execution by Mr. LoForti within 45 days of the termination date of a general release and waiver of claims against the Company.

On March 12, 2018 in connection with the Company’s merger with Cooltech Holding, the Company terminated Mr. LoForti’s employment without cause and thereby triggered the payment of his severance benefit equal to 9 months of salary.

New Executive Officer Employment Agreements

On April 1, 2018, following the Company’s merger with Cooltech Holding, each of the newly Named Executive Officers received employment agreements with the Company.  The principle terms of the agreements are summarized below.

Mauricio Diaz.  The initial term of the employment agreement with Mr. Diaz is from April 1, 2018 to December 15, 2019, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Diaz is also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.

Mr. Diaz’s employment agreement provides for the payment of severance under certain conditions. If Cool Holdings terminates his employment other than for “cause” or if Mr. Diaz terminates his employment for “good reason,” Mr. Diaz is entitled to a severance payment equal to 12 months of salary, subject to his execution of a general release and waiver of claims against Cool Holdings. If Mr. Diaz voluntarily terminates his employment other than for “good reason,” he is not entitled to receive a severance payment. Under the terms of the agreement, Mr. Diaz is also subject to confidentiality and non-competition restrictions in favor of Cool Holdings.

Under the employment agreement, the term “good reason” generally means a material breach of the employment agreement by the Company that is not timely cured by the Company, a diminution of Mr. Diaz’s duties or title, or a termination of employment within 12 months after a “change of control.” The term “change of control” generally means any one or more of the following: (i) the merger, consolidation, sale or other transfer of more than 50% of the outstanding shares of common stock of the Company, except where the holders of common stock immediately prior to the merger or consolidation own a majority of the voting common stock of the surviving corporation immediately after the merger, (ii) a sale of all or substantially all the Company’s assets, or (iii) during any period of 12 consecutive months there is a change of a majority of the members of the Company’s Board of Directors.

Felipe Rezk.  The initial term of the employment agreement with Mr. Rezk is from April 1, 2018 to December 15, 2019, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $240,000, subject to annual review by the Compensation Committee.  Mr. Rezk is also eligible for an annual bonus of up to $90,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above.

Alfredo Carrasco.  The initial term of the employment agreement with Mr. Carrasco is from April 1, 2018 to March 31, 2021, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Carrasco is also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above.

Reinier Voigt.  The initial term of the employment agreement with Mr. Voigt is from April 1, 2018 to March 31, 2021, and renews automatically for successive one-year periods unless either party provides at least three months’ notice to the other of their intention not to renew.  The agreement provides for an annual base salary of $180,000, subject to annual review by the Compensation Committee.  Mr. Voigt is also eligible for an annual bonus of up to $54,000 based on the Company’s achievement of performance targets established by the Compensation Committee, which bonus is subject to clawback provisions in the event of a financial restatement.  The remaining terms of his agreement are similar to those of Mr. Diaz noted above, except that Mr. Voigt’s severance benefit is equal to 9 months of salary.

Option Grants to Named Executive Officers

Cool Holdings’ Named Executive Officers have been granted stock options under the Cool Holdings 2006 and 2015 Equity Incentive Plans with the terms noted below:

•

Stock options under each of the 2006 and 2015 Equity Incentive Plans are granted with an exercise price that is no less than the fair market value of the common stock on the date of grant, defined as the closing price of common stock on the date of grant or if not traded on such date, the closing price on the last preceding date on which the common stock was traded.

•

Stock options typically vest over two to four years from the date of grant. Footnotes to the Outstanding Equity Awards at 2017 Fiscal Year-End table describe the vesting schedules applicable to outstanding option grants to the Named Executive Officers.

•	The effect of a “change in control” on options granted under the 2006 Equity Incentive Plan is described below under “Change in Control Provisions Under 2006 Equity Incentive Plan.”
•	The effect of a “change in control” on options granted under the 2015 Equity Incentive Plan is described below under “Change in Control Provisions Under 2015 Equity Incentive Plan.”

Outstanding Equity Awards at 2017 Fiscal Year-End

The following table provides information regarding outstanding stock options held by the Named Executive Officers at 2017 fiscal year-end.

		Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Joseph Ram (5)	08/22/2011(1)	3,000	0	$16.25	08/22/2018
	12/10/2013(2)	3,000	0	$18.25	12/10/2020
	12/10/2014(3)	3,000	0	$32.75	12/10/2021
	12/3/2015(4)	3,000	0	$38.25	12/3/2022

Vernon A. LoForti (5)	08/22/2011(1)	1,600	0	$16.25	08/22/2018
	12/10/2013(2)	2,000	0	$18.25	12/10/2020
	12/10/2014(3)	2,000	0	$32.75	12/10/2021
	12/3/2015(4)	2,000	0	$38.25	12/3/2022

_______________________________

(1)

1/24th of the shares subject to the option vested and became exercisable on September 22, 2011 (one month from the date of grant), and 1/24th of the shares subject to the option vested and became exercisable monthly thereafter until fully vested on August 22, 2013.

(2)

1/24th of the shares subject to the option vested and became exercisable on January 10, 2014 (one month from the date of grant), and 1/24th of the shares subject to the option vested and became exercisable monthly thereafter until fully vested on December 10, 2015.

(3)

1/24th of the shares subject to the option vested and became exercisable on January 10, 2015 (one month from the date of grant), and 1/24th of the shares subject to the option vests and becomes exercisable monthly thereafter until fully vested on December 10, 2016.

(4)

1/24th of the shares subject to the option vested and became exercisable on January 3, 2016 (one month from the date of grant), and 1/24th of the shares subject to the option vests and becomes exercisable monthly thereafter until fully vested on December 3, 2017.

(5)	These Named Executive Officers are no longer serving in these positions, as they resigned their positions as a condition to the merger with Cooltech Holding on March 12, 2018.

Change in Control Provisions Under 2006 Equity Incentive Plan

Under the 2006 Equity Incentive Plan, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award, or unless otherwise provided in a written employment, services or other agreement with a participant, if a “change in control” or “reorganization event” occurs, outstanding awards will become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions applicable to the awards will lapse, immediately before the change in control or reorganization event. In addition, the Compensation Committee may determine that outstanding awards will be surrendered or terminated in exchange for a cash payment or make any other adjustments it deems appropriate in a change in control or reorganization event, and also may determine that outstanding awards will be cancelled in a reorganization event.

Under the 2006 Equity Incentive Plan “change in control” generally has the same meaning as under the employment agreement with Mr. Ram described above. A “reorganization event” means the merger or consolidation of the Company with another corporation, a person becoming the beneficial owner of all the outstanding equity securities of the Company, the sale of all or substantially all the assets of the Company, or the dissolution, liquidation or reorganization of the Company.

Change in Control Provisions Under 2015 Equity Incentive Plan

Under the 2015 Equity Incentive Plan, unless otherwise provided in the instrument evidencing an award or in a written employment, services or other agreement or policy between a participant and us, in the event of a change in control:

•

If awards (other than performance shares, performance units, and other performance-based awards) will be assumed or otherwise continued after a change in control pursuant to the terms of the 2015 Equity Incentive Plan, the awards will not become fully vested and exercisable, and all applicable vesting and forfeiture provisions will continue following the change in control.  However, such awards will become fully vested and exercisable, and all applicable restriction limitations or forfeiture provisions will lapse, in the event of a transaction in which such awards are not assumed or continued after the change in control, and the awards will thereafter terminate at the effective time of the change in control.

•

All performance shares, performance units and other awards subject to vesting or payout based on the achievement of performance goals will be prorated at the target payout level as of the date of the change in control.

•	In the event of certain reorganizations, mergers or consolidations, the Board or the Compensation Committee may, in its discretion, provide that a participant's outstanding awards will be cashed out.

Under the 2015 Equity Incentive Plan “change in control” generally means the occurrence of any of the following events:

•

an acquisition by any individual, entity or group of beneficial ownership of 50% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (with certain exclusions, including generally any acquisition directly from the Company, any acquisition by the Company, or any acquisition by any employee benefit plan of the Company or an affiliate);

•

a change in the composition of the Board such that, during any two-year period, the incumbent Board members cease to constitute at least a majority of the Board (not including directors whose election, or nomination for election by stockholders, was approved by a majority of the incumbent Board); or

•

consummation of a merger or consolidation of the Company or a sale or other disposition of all or substantially all of the assets of the Company, unless (a) after such transaction the beneficial owners of our common stock and voting securities immediately prior to the transaction retain at least 50% of such common stock and voting securities of the company resulting from such transaction in substantially the same proportions as their ownership prior to the transaction, (b) no person or entity beneficially owns 30% or more of the then outstanding common stock or voting securities of the company resulting from such transaction (unless such ownership resulted from ownership of securities prior to the transaction), and (c) at least a majority of the directors following such transaction were incumbent directors.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information presented as of December 31, 2017 with respect to our 2006 and 2015 Equity Incentive Plans as described below. All numbers have been adjusted for our two 1-for-5 reverse stock splits.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	34,260 (1)	$27.20 (1)	51,963 (2)
Equity compensation plans not approved by security holders	—	$—	—

_______________________________

(1)	Includes all options outstanding under our 2006 and 2015 Equity Incentive Plans.
(2)

As of December 31, 2017, an aggregate of 51,963 shares remained available for future issuance under the 2015 Equity Incentive Plan, which may be granted in the form of stock options, stock appreciation rights, stock awards, restricted stock, stock units, performance awards and other stock or cash-based awards.  No additional awards will be granted under the 2006 Equity Incentive Plan.

OTHER BUSINESS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement. If, however, any other matters should properly come before the Annual Meeting, the persons acting under proxies in the enclosed proxy card will vote thereon in accordance with their best judgment.

STOCKHOLDER PROPOSAL INFORMATION;

DISCRETIONARY AUTHORITY TO VOTE PROXIES

To be considered for inclusion in next year’s proxy materials for our 2019 Annual Meeting of Stockholders, under Rule 14a-8(e) of the Securities Exchange Act, a stockholder proposal must be submitted in writing by January 10, 2019, to our Corporate Secretary at 48 NW 25th Street, Suite 108, Miami, FL 33127, as well as meet the applicable requirements of the SEC.

Further, under our bylaws, any stockholder who intends to present a proposal at the 2019 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials must provide us notice of such proposal in the manner set forth in our bylaws not less than fifty-three (53) days nor more than ninety (90) prior to the 2019 Annual Meeting of Stockholders; provided, however, that if less than sixty (60) days’ notice of the 2019 Annual Meeting of Stockholders is given to stockholders, written notice of business proposed by stockholders shall be delivered or mailed, as prescribed in our bylaws, to our Corporate Secretary not later than the close of the seventh day following the day on which notice of the meeting was mailed to stockholders or such proposal will be considered untimely. For proposals that are untimely, the Company retains discretionary authority to vote proxies it receives. For proposals that are timely, the Company retains discretionary authority to vote proxies it receives provided that (1) the Company includes in its proxy materials advice on the nature of the proposal and how it intends to exercise its voting discretion and (2) the proponent does not issue a proxy statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. In addition, stockholders who intend to nominate persons for election to the Board of Directors at the 2019 Annual Meeting of Stockholders must provide advance written notice of such nomination in the manner required by our bylaws. Written notice of nominations, complying with our bylaws, must be delivered or mailed to our Corporate Secretary not less than ninety (90) days nor more than one hundred thirty (130) days prior to the date of the 2019 Annual Meeting of Stockholders; provided, however, that if the 2019 Annual Meeting of Stockholders is scheduled to be held on a date more than thirty (30) days prior to or delayed by more than sixty (60) days after June 12, 2019, then notice by the stockholder must be delivered no later than the close of business ninety (90) days prior to the 2019 Annual Meeting of Stockholders or the tenth day following the day on which notice of the date of that meeting was mailed or public disclosure of the date of that meeting was first made by Cool Holdings.

AVAILABLE INFORMATION

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as copies of our other reports, are available electronically at no charge by accessing our website at www.coolholdings.com or the Securities and Exchange Commission’s website at www.sec.gov. Any request for a paper copy of our periodic and current reports should be mailed to Cool Holdings, Inc., Attn: Investor Relations, 48 NW 25th Street, Suite 108, Miami, FL 33127.

* * * * *

This Notice and Proxy Statement are sent by order of the Board of Directors.

By Order of the Board of Directors
Date: November 23, 2018
Mauricio Diaz Chief Executive Officer

APPENDIX A

COOL HOLDINGS, INC.

2015 EQUITY INCENTIVE PLAN

SECTION 1.  PURPOSE

The purpose of the Cool Holdings, Inc. 2015 Equity Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts with the long-term interests of the Company’s stockholders.

SECTION 2.  DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3.  ADMINISTRATION

3.1	Administration of the Plan

(a)The Plan shall be administered by the Board and/or the Compensation Committee, which shall be composed of two or more directors. The Board will cause the Compensation Committee to satisfy the applicable requirements of any stock exchange on which the Common Stock may then be listed.  For purposes of Awards granted pursuant to Section 16 of the Plan, to the extent required by Section 162(m) of the Code, Compensation Committee means all of the members of the Compensation Committee who are “outside directors” within the meaning of Section 162(m) of the Code, or any successor provision thereto. For purposes of Awards to Participants who are subject to Section 16 of the Exchange Act, Compensation Committee means all of the members of the Compensation Committee who are “non-employee directors” within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(b)Notwithstanding the foregoing, the Board may delegate concurrent responsibility for administering the Plan, including with respect to designated classes of Eligible Persons, to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards granted to Participants who are subject to Section 16 of the Exchange Act or Awards granted pursuant to Section 16 of the Plan.  Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time.

(c)All references in the Plan to the “Committee” shall be, as applicable, to the Board, the Compensation Committee or any other committee to whom authority has been delegated to administer the Plan.

3.2	Administration and Interpretation by Committee

(a)Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v)

approve the forms of notice or agreement for use under the Plan; (vi) amend, modify, suspend, discontinue or terminate the Plan, waive any restrictions or conditions applicable to any Award or amend or modify the terms and conditions of any outstanding Award; (vii) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration and operation of the Plan; (x) delegate ministerial duties to such of the Company’s employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

(b)In no event, however, shall the Committee have the right, without stockholder approval, to (i) lower the exercise or grant price of an Option or Stock Appreciation Right after it is granted, except in connection with adjustments provided in Section 15.1; (ii) cancel an Option or Stock Appreciation Right at a time when its exercise or grant price exceeds the Fair Market Value of the underlying stock, in exchange for cash, another option or stock appreciation right, restricted stock, or other equity, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction; or (iii) take any other action that is treated as a repricing under generally accepted accounting principles.

(c)The effect on the vesting of an Award of a Company-approved leave of absence or a Participant’s reduction in hours of employment or service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

(d)Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person.  A majority of the members of the Committee may determine its actions.

SECTION 4.  SHARES SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 15.1, the number of shares of Common Stock available for issuance under the Plan shall be:

(a)48,230 shares; plus

(b)up to 38,347 shares subject to outstanding awards under the 2006 Equity Incentive Plan (the “Prior Plan”) as of the Effective Date that cease to be subject to such awards following the Effective Date (other than by reason of exercise or settlement of the awards to the extent they are exercised for or settled in vested or nonforfeitable shares), which shares shall cease to be set aside or reserved for issuance pursuant to the Prior Plan as of the date upon which they cease to be so subject to such awards and shall instead be set aside and reserved for issuance pursuant to the Plan.

Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares, if applicable.

4.2	Share Usage

(a)If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to the Company, the shares subject to such Awards and the forfeited shares shall again be available for issuance under the Plan.

The following shares shall not again become available for issuance under the Plan:  (i) shares of Common Stock tendered by a Participant or retained by the Company as full or partial payment to the Company upon exercise of an Option, (ii) shares of Common Stock reserved for issuance upon grant of Stock Appreciation Rights, to the extent the number of reserved shares exceeds the number of shares actually issued upon exercise of the Stock Appreciation Rights, and (iii) shares of Common Stock withheld by, or otherwise tendered to, the Company to satisfy a Participant’s tax withholding obligations in connection with an Award.  The number of shares of Common Stock available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional shares of Common Stock or credited as additional shares of Common Stock subject or paid with respect to an Award.

(b)The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c)Notwithstanding any other provision of the Plan to the contrary, the Committee may grant Substitute Awards under the Plan.  Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan.  In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plans (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees, directors or consultants of the Company or a Related Company prior to such acquisition or combination.  In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and that agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

(d)Notwithstanding any other provision of this Section 4.2 to the contrary, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number stated in Section 4.1, subject to adjustment as provided in Section 15.1.

4.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, the aggregate number of shares subject to all Awards granted to any Non-employee Director in any calendar year may not be for more than an aggregate of 100,000 shares.  The foregoing limit shall not apply to any Award made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers.

SECTION 5.  ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects.  An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company’s securities in a capital‑raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

SECTION 6.  AWARDS

6.1	Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan.  Such Awards may be granted either alone or in addition to or in tandem with any other type of Award.  Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3	Dividends and Distributions

Participants may, if the Committee so determines, be credited with dividends or dividend equivalents for dividends paid with respect to shares of Common Stock underlying an Award in a manner determined by the Committee in its sole discretion; provided, however, that with respect to Awards that are subject to achievement of performance goals, any such credited dividends or dividend equivalents may only be paid with respect to the portion of such Awards that is actually earned.  The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate.  The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.  Notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on the number of shares underlying an Option or a Stock Appreciation Right may not be contingent, directly or indirectly on the exercise of the Option or Stock Appreciation Right, and must comply with or qualify for an exemption under Section 409A.  Also, notwithstanding the foregoing, the right to any dividends or dividend equivalents declared and paid on Restricted Stock must comply with or qualify for an exemption under Section 409A.

SECTION 7.  OPTIONS

7.1	Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2	Option Exercise Price

Options shall be granted with an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the Grant Date (and such exercise price shall not be less than the minimum exercise price required by Section 422 of the Code with respect to Incentive Stock Options), except in the case of Substitute Awards.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option shall be ten years from the Grant Date.

7.4	Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable. If not otherwise established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule:

Period of Participant’s Continuous Employment or Service With the Company or Its Related Companies From the Vesting Commencement Date	Portion of Total Option That Is Vested and Exercisable
After 1 year	1/3rd
Each additional one-month period of continuous service completed thereafter	An additional 1/36th
After 3 years	100%

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery, as directed by the Company, to the Company or a brokerage firm designated or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement or notice, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5.  An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased.  Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)cash;

(b)check or wire transfer;

(c)having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock owned by the Participant that have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(e)so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise agreement or notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of  proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(f)such other consideration as the Committee may permit.

7.6	Effect of Termination of Service

(a)The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

(b)Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i)if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement, Disability or death, the date that is three months after such Termination of Service;

(ii)if the Participant’s Termination of Service occurs by reason of Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii)the Option Expiration Date.

Notwithstanding the foregoing, if a Participant dies after the Participant’s Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on the date of such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Committee determines otherwise.

(c)If the exercise of the Option following a Participant’s Termination of Service, but while the Option is otherwise exercisable, would be prohibited solely because the issuance of Common Stock would violate the registration requirements under the Securities Act or similar requirements under the laws of any state or foreign jurisdiction, then the Option shall remain exercisable until the earlier of (i) the Option Expiration Date and (ii) the expiration of a period of three months (or such longer period of time as determined by the Committee in its sole discretion) after the Participant’s Termination of Service during which the exercise of the Option would not be in violation of the Securities Act or other requirements.

SECTION 8.  INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provision of the Plan to the contrary, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan (or the Board’s adoption of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code), Incentive Stock Options granted under the Plan after the date of the Board’s adoption (or approval) shall be treated as Nonqualified Stock Options.  No Incentive Stock Options may be granted more than ten years after the earlier of the approval by the Board or the stockholders of the Plan (or any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code). In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

SECTION 9.  STOCK APPRECIATION RIGHTS

9.1	Grant of Stock Appreciation Rights

The Committee may grant Stock Appreciation Rights to Participants at any time on such terms and conditions as the Committee shall determine in its sole discretion.  An SAR may be granted in tandem with an Option (“tandem SAR”) or alone (“freestanding SAR”).  The grant price of a tandem SAR shall be equal to the exercise price of the related Option.  The grant price of a freestanding SAR shall be established in accordance with procedures for Options set forth in Section 7.2.  An SAR may be exercised upon such terms and conditions and for the term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the maximum term of a freestanding SAR shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

9.2	Payment of SAR Amount

Upon the exercise of an SAR, a Participant shall be entitled to receive payment in an amount determined by multiplying:  (a) the difference between the Fair Market Value of the Common Stock on the date of exercise over the grant price of the SAR by (b) the number of shares with respect to which the SAR is exercised.  At the discretion of the Committee as set forth in the instrument evidencing the Award, the payment upon exercise of an SAR may be in cash, in shares, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

SECTION 10.  STOCK AWARDS, RESTRICTED STOCK AND STOCK UNITS

10.1	Grant of Stock Awards, Restricted Stock and Stock Units

The Committee may grant Stock Awards, Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous employment or service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

10.2	Vesting of Restricted Stock and Stock Units

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions on Restricted Stock or Stock Units, as determined by the Committee, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant, and (b) Stock Units shall be paid in shares of Common Stock or, if set forth in the instrument evidencing the Award, in cash or a combination of cash and shares of Common Stock.  Any fractional shares subject to such Award shall be paid to the Participant in cash.

SECTION 11.  PERFORMANCE AWARDS

11.1	Performance Shares

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award.  Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

11.2	Performance Units

The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award.  Performance Units shall consist of a unit valued by reference to a designated amount of property other than shares of Common Stock, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.  The amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 12.  OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives denominated in cash, shares of Common Stock or other property under the Plan, which incentives may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, subject to the terms and conditions specified by the Committee.

SECTION 13.  WITHHOLDING

(a)The Company or any Related Company may require the Participant to pay to the Company or any Related Company, as applicable, the amount of (i) any taxes that the Company or any Related Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (ii) any amounts due from the Participant to the Company or to any Related Company (“other obligations”).  Notwithstanding any other provision of the Plan to the contrary, the Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

(b)The Committee may permit or require a Participant to satisfy all or part of the Participant’s tax withholding obligations and other obligations by (i) paying cash to the Company or a Related Company, as applicable, (ii) having the Company or a Related Company, as applicable, withhold an amount from any cash amounts otherwise due or to become due from the Company or a Related Company, as applicable, to the Participant, (iii) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (iv) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations.  The value of the shares so withheld or tendered may not exceed the employer’s minimum required tax withholding rate (or any other rate as may be required to avoid adverse financial accounting consequences to the Company).

SECTION 14.  ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant’s death.  During a Participant’s lifetime, an Award may be exercised only by the Participant.  Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code with respect to Incentive Stock Options, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify.

SECTION 15.  ADJUSTMENTS

15.1	Adjustment of Shares

(a)In the event that, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (i) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (ii) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (1) the maximum number and kind of securities available for issuance under the Plan; (2) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (3) the maximum numbers and kind of securities set forth in Section 4.3 and Section 16.3; and (4) the number and kind of securities that are subject to any outstanding Award and/or the per share price of such securities. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

(b)The Committee may also make adjustments as described in Section 15.1(a)(1)-(4) in the event of any distribution of assets to stockholders other than a normal cash dividend.  In determining adjustments to be made under this Section 15.1(b), the Committee may take into account such factors as it deems appropriate, including (i) the restrictions of applicable law, (ii) the potential tax and accounting consequences of an adjustment and (iii) the possibility that some Participants might receive an adjustment and a distribution or other unintended benefit, and in light of such factors or circumstances, the Committee may make adjustments that are not uniform or proportionate among outstanding Awards, modify vesting dates, defer the delivery of stock certificates or make other equitable adjustments. Any such adjustments to outstanding Awards shall be affected in a manner that precludes the enlargement of rights and benefits under such Awards.

(c)Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution is other than a normal cash dividend, made by the Committee, as to the terms of any of the foregoing adjustments, shall be conclusive and binding. Notwithstanding the foregoing provisions of this Section 15.1, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also, notwithstanding the foregoing, a dissolution or liquidation of the Company or a Change in Control shall not be governed by this Section 15.1 but shall be governed by Sections 15.2 and 15.3, respectively.

15.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion, Awards shall terminate immediately prior to the dissolution or liquidation of the Company.  To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

15.3	Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a)All outstanding Awards that are subject to vesting based on continued employment or service with the Company or a Related Company shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, immediately prior to the Change in Control and shall terminate at the effective time of the Change in Control; provided, however, that with respect to a Change in Control that is a Company Transaction in which such Awards could be converted, assumed, substituted for or replaced by the Successor Company, such Awards shall become fully vested and exercisable or payable, and all applicable restrictions or forfeiture provisions shall lapse, only if and to the extent such Awards are not converted, assumed, substituted for or replaced by the Successor Company.  If and to the extent that the Successor Company converts, assumes, substitutes for or replaces an Award, the vesting restrictions and/or forfeiture provisions or other restrictions applicable to such Award shall not be accelerated or lapse, and all such vesting restrictions and/or forfeiture provisions or other restrictions shall continue with respect to any shares of the Successor Company or other consideration that may be received with respect to such Award.

For the purposes of this Section 15.3(a), an Award shall be considered converted, assumed, substituted for or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received pursuant to the Award, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction.  The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(b)All Performance Shares, Performance Units or other performance-based Awards earned and outstanding as of the date of the Change in Control and for which the payout level has been determined shall be payable in full in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any remaining outstanding Performance Shares, Performance Units or other performance-based Awards (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Change in Control and shall be payable in accordance with the payout schedule pursuant to the instrument evidencing the Award.  Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(c)Notwithstanding the foregoing (including Section 15.3(a)), the Committee, in its sole discretion, may instead provide in the event of a Change in Control that is a Company Transaction that a Participant’s outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common

Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Awards.

(d)For the avoidance of doubt, nothing in this Section 15.3 requires all outstanding Awards (or portions thereof) to be treated similarly.

15.4	Further Adjustment of Awards

Subject to Sections 15.2 and 15.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards.  Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants.  The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

15.5	No Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its business or capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

15.6	No Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment, and any fractional shares resulting from such adjustment shall be disregarded.

15.7	Section 409A

Notwithstanding any other provision of the Plan to the contrary, (a) any adjustments made pursuant to this Section 15 to Awards that are considered “deferred compensation” within the meaning of Section 409A shall be made in compliance with the requirements of Section 409A and (b) any adjustments made pursuant to this Section 15 to Awards that are not considered “deferred compensation” subject to Section 409A shall be made in such a manner as to ensure that after such adjustment the Awards either (i) continue not to be subject to Section 409A or (ii) comply with the requirements of Section 409A.

SECTION 16.  CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan to the contrary, if the Compensation Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Compensation Committee may provide that this Section 16 is applicable to such Award.

16.1	Performance Criteria

If an Award is subject to this Section 16, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Compensation Committee, which shall be based on the attainment of specified levels of one of or any combination of the following “performance criteria” for the Company as a whole or any affiliate or business unit of the Company, as reported or calculated by the Company:  cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; sales level and growth; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the “Performance Criteria”).

Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other companies.  Such performance goals shall be set by the Compensation Committee within the time period prescribed by, and shall otherwise comply with the requirements of, Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Compensation Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period:  (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary, unusual and/or non-recurring items of gain or loss, that in all of the foregoing the Company identifies in its audited financial statements, including notes to the financial statements, or the Management’s Discussion and Analysis section of the Company’s periodic reports, (vi) acquisitions or divestitures, (vii) foreign exchange gains and losses, (viii) gains and losses on asset sales, and (ix) impairments.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that satisfies the requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

16.2	Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 15, with respect to any Award that is subject to this Section 16, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

16.3	Limitations

Subject to adjustment from time to time as provided in Section 15.1, no Covered Employee may be granted Awards, other than Performance Units or other Awards denominated in cash or other property, subject to this Section 16 in any one calendar year with respect to more than 200,000 shares of Common Stock for such Awards, except that the Company may make additional one-time grants of such Awards for up to 200,000 shares to newly hired or newly promoted individuals, and the maximum dollar value payable with respect to Performance Units or other Awards denominated in cash or other property subject to this Section 16 granted to any Covered Employee in any one calendar year is $2,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 16 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 17.  AMENDMENT AND TERMINATION

17.1	Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires stockholder approval may be approved only by the Board (rather than the Compensation Committee only).  Subject to Section 17.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

17.2	Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date.  After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

17.3	Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan.  Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option.  Notwithstanding the foregoing, any adjustments made pursuant to Section 15 shall not be subject to these restrictions.  Also, notwithstanding any other provision of the Plan to the contrary, the Committee shall have authority to amend the Plan or any outstanding Award without the consent of the Participant to the extent the Committee deems necessary or advisable to comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules or other applicable laws, rules or regulations.

SECTION 18.  GENERAL

18.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without cause.

18.2	Issuance of Shares

(a)Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

(b)The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c)As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (i) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant’s own account and without any present intention to sell or distribute such shares and (ii) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws.  At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration.  The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

(d)To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be affected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

18.3	Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company’s approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person, unless such loss, cost, liability or expense is a result of such person’s own willful misconduct or except as expressly provided by statute; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person’s own behalf.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

18.4	No Rights as a Stockholder

Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement, no Award, other than a Stock Award or Restricted Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

18.5	Section 409A

(a)General.  The Plan and Awards granted under the Plan are intended to be exempt from the requirements of Section 409A to the maximum extent possible, whether pursuant to the short-term deferral exception described in Treasury Regulation section 1.409A-1(b)(4), the exclusion applicable to stock options and certain other equity-based compensation under Treasury Regulation section 1.409A-1(b)(5), or otherwise.  To the extent Section 409A is applicable to the Plan or any Award granted under the Plan, it is intended that the Plan and any Awards granted under the Plan comply with the deferral, payout and other limitations and restrictions imposed under Section 409A.  Notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with such intentions.

(b)Separation from Service; Six Month Delay.  Without limiting the generality of the foregoing, and notwithstanding any other provision of the Plan or any Award granted under the Plan to the contrary, with respect to any payments and benefits under the Plan or any Award granted under the Plan to which Section 409A applies, all references in the Plan or any Award granted under the Plan to the termination of the Participant’s employment or service are intended to mean the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i).  In addition, if the Participant is a “specified employee,” within the meaning of Section 409A, then to the extent necessary to avoid subjecting the Participant to the imposition of any additional tax under Section 409A, amounts that would otherwise be payable under the Plan or any Award granted under the Plan during the six-month period immediately following the Participant’s “separation from service,” within the meaning of Section 409A(a)(2)(A)(i), shall not be paid to the Participant during such period, but shall instead be accumulated and paid to the Participant (or, in the event of the Participant’s death, the Participant’s estate) in a lump sum on the first business day after the earlier of the date that is six months following the Participant’s separation from service or the Participant’s death.

(c)Unilateral Amendment.  Notwithstanding any other provision of the Plan to the contrary, the Committee, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A; provided that the Committee makes no undertaking to preclude Section 409A from applying to Awards granted under the Plan.

(d)No Guarantee of Tax Treatment.  Notwithstanding any provision of the Plan to the contrary, the Company does not guarantee to any Participant or any other person(s) with an interest in an Award that (i) any Award intended to be exempt from Section 409A shall be so exempt, (ii) any Award intended to comply with Section 409A shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Related Company be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

18.6	Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

18.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan.  Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

18.8	Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

18.9	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

18.10	Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Maryland without giving effect to principles of conflicts of law.  Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of California.

18.11	Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

18.12	Recoupment

Awards shall be subject to the requirements of (a) Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (regarding recovery of erroneously awarded compensation) and any implementing rules and regulations thereunder, (b) similar rules under the laws of any other applicable jurisdiction, (c) any compensation recovery or clawback policies adopted by the Company to implement any such requirements or (d) any other compensation recovery or clawback policies as may be adopted from time to time by the Company, all to the extent determined by the Committee in its discretion to be applicable to a Participant.

SECTION 19.  EFFECTIVE DATE

The effective date (the “Effective Date”) is the date on which the Plan is approved by the stockholders of the Company.  If the stockholders of the Company do not approve the Plan within 12 months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

DEFINITIONS

As used in the Plan,

“Acquired Entity” means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

“Award” means any Option, Stock Appreciation Right, Stock Award, Restricted Stock, Stock Unit, Performance Share, Performance Unit, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Change in Control,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means the occurrence of any of the following events:

(a)an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (i) the number of then outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”), provided, however, that the following acquisitions shall not constitute a Change in Control:  (1) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company, or (4) an acquisition by any Entity pursuant to a transaction that meets the conditions of clauses (i), (ii) and (iii) set forth in the definition of Company Transaction;

(b)a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board; or

(c)consummation of a Company Transaction.

To the extent required to avoid the adverse tax consequences under Section 409A, a Change in Control shall be deemed to occur only to the extent it also meets the requirements for a change in control event for purposes of Section 409A.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Company” means InfoSonics Corporation, a Maryland corporation.

“Company Transaction,” unless the Committee determines otherwise with respect to an Award at the time the Award is granted or unless otherwise defined for purposes of an Award in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)a merger or consolidation of the Company with or into any other company;

(b)a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company’s outstanding voting securities; or

(c)a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’s assets,

excluding, however, in each case, a transaction pursuant to which:

(i)the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(ii)no Entity (other than the Company, any employee benefit plan (or related trust) of the Company, a Related Company or a Successor Company) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(iii)individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

“Compensation Committee” means the Compensation Committee of the Board.

“Covered Employee” means a “covered employee” as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

“Disability,” unless otherwise defined by the Committee for purposes of the Plan in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company’s chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

“Effective Date” has the meaning set forth in Section 19.

“Eligible Person” means any person eligible to receive an Award as set forth in Section 5.

“Entity” means any individual, entity or group (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act).

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the closing price for the Common Stock on any given date during regular trading, or if not trading on that date, such price on the last preceding date on which the Common Stock was traded, unless determined otherwise by the Committee using such methods or procedures as it may establish.

“Grant Date” means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined for purposes of Section 422 of the Code or any successor provision.

“Incumbent Board” has the meaning set forth in the definition of “Change in Control.”

“Non-employee Director” means any member of the Board who is not an employee of the Company.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means a right to purchase Common Stock granted under Section 7.

“Option Expiration Date” means the last day of the maximum term of an Option.

“Outstanding Company Common Stock” has the meaning set forth in the definition of “Change in Control.”

“Outstanding Company Voting Securities” has the meaning set forth in the definition of “Change in Control.”

“Parent Company” means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries.

“Participant” means any Eligible Person to whom an Award is granted.

“Performance Award” means an Award of Performance Shares or Performance Units granted under Section 11.

“Performance Criteria” has the meaning set forth in Section 16.1.

“Performance Share” means an Award of units denominated in shares of Common Stock granted under Section 11.1.

“Performance Unit” means an Award of units denominated in cash or property other than shares of Common Stock granted under Section 11.2.

“Plan” means the InfoSonics Corporation 2015 Equity Incentive Plan.

“Prior Plan” has the meaning set forth in Section 4.1(b).

“Related Company” means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

“Restricted Stock” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are subject to restrictions prescribed by the Committee.

“Restricted Stock Unit” means a Stock Unit subject to restrictions prescribed by the Committee.

“Retirement,” unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means “Retirement” as defined for purposes of the Plan by the Committee or the Company’s chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches “normal retirement age,” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Section 409A” means Section 409A of the Code.

“Stock Appreciation Right” or “SAR” means a right granted under Section 9.1 to receive the excess of the Fair Market Value of a specified number of shares of Common Stock over the grant price.

“Stock Award” means an Award of shares of Common Stock granted under Section 10, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

“Stock Unit” means an Award, including a Restricted Stock Unit, denominated in units of Common Stock granted under Section 10.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

“Successor Company” means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

“Termination of Service,” unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a termination of employment or service relationship with the Company or a Related

Company for any reason, whether voluntary or involuntary, including by reason of death, Disability or Retirement.  Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company’s chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding.  Transfer of a Participant’s employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award.  Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be a Related Company.  A Participant’s change in status from an employee of the Company or a Related Company to a non-employee director, consultant, advisor, or independent contractor of the Company or a Related Company, or a change in status from a non-employee director, consultant, advisor or independent contractor of the Company or a Related Company to an employee of the Company or a Related Company, shall not be considered a Termination of Service.

“Vesting Commencement Date” means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

IMPORTANT ANNUAL MEETING INFORMATION Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X Cool Holdings, Inc. 02XTMA 1 U PX + Annual Meeting Proxy Card . C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below Please date and sign this Proxy exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, agent or guardian, please give full title as such and submit powers of attorney or other appropriate document. If a corporation or other corporate entity, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposal 2 and FOR Proposal 3. Change of Address — Please print new address below. 1. Election of the Board of Directors until the next Annual Meeting: 01 - Andrew DeFrancesco 04 - Mauricio Diaz 02 - Michael Galloro 03 - Aaron Serruya For Against Withhold For Against Withhold 05 - Felipe Rezk For Against Withhold For Against Abstain 2. To approve an amendment to the Cool Holdings, Inc. 2015 Equity Incentive Plan to increase the number of shares reserved for issuance thereunder by 775,000 shares. Note: The proxies shall have the discretionary authority to consider and vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. For Against Abstain 3. Ratification of the selection of MNP as Cool Holdings’ independent registered public accounting firm for the fiscal year ending December 31, 2018. 3 9 5 0 9 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 1234 5678 9012 345 Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on December 14, 2018. Vote by Internet • Go to www.investorvote.com/AWSM • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

48 NW 25th Street, Suite 108 Miami, Florida 33127 (786) 675-5246 This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Mauricio Diaz and Vernon A. LoForti, or either of them, with full power of substitution and revocation, as the true and lawful attorneys-in-fact and proxies of the undersigned at the Annual Meeting (the “Annual Meeting”) of Stockholders of Cool Holdings, Inc. (“Cool Holdings”) to be held at 4:00 p.m. (Eastern Time) on December 14, 2018, at the Company’s principal executive offices located at 48 NW 25th Street, Suite 108, Miami, Florida 33127, or any adjournments or postponements thereof, to vote the shares of common stock of Cool Holdings standing in the name of the undersigned on the books of Cool Holdings, or such shares of common stock of Cool Holdings as the undersigned may otherwise be entitled to vote on the record date for the Annual Meeting with all powers the undersigned would possess if personally present at the Annual Meeting, with respect to the matters set forth on the reverse side and described in the Notice of Annual Meeting of Stockholders, dated November 23, 2018, and the accompanying Proxy Statement of Cool Holdings. Each of the proxies is authorized to vote, in its discretion, upon such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof. The Board of Directors recommends a vote “FOR” all nominees listed in Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3. If no directions are given by the person(s) executing this Proxy, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder, and unless otherwise specified, the shares will be voted in accordance with the recommendations of the Board of Directors on all proposals listed on the reverse side. Please mark, sign, date and return this Proxy promptly to the addressee in the enclosed stamped envelope. . Proxy — COOL HOLDINGS, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on December 14, 2018 This proxy statement and the Annual Report are available at http://www.coolholdings.com/corp/investors/annual-report-proxy q IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q